
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 2, 1999


                          GENESIS HEALTH VENTURES, INC.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)
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
            Pennsylvania                                 1-11666                                 06-1132947
------------------------------------        ---------------------------------         ---------------------------------
  (State or other jurisdiction of               (Commission File Number)                      (I.R.S. Employer
          incorporation or                                                                 Identification Number)
           organization)


                              101 East State Street
                       Kennett Square, Pennsylvania 19348
                       ----------------------------------
          (Address of principal executive offices, including zip code)


    Registrant's telephone number, including area code:     (610) 444-6350
                                                            ---------------

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Item 5.  Other Events.

         On August 2, 1999, Genesis Health Ventures, Inc. announced that it reached an agreement with The Cypress Group and Texas Pacific Group related to the restructuring of the Multicare joint venture. See press release attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements

         None.

(b)      Pro Forma Financial Information

         None.

(c)      Exhibits

         99.1   Press Release dated August 2, 1999




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GENESIS HEALTH VENTURES, INC.

                                   By: /s/ IRA C. GUBERNICK
                                       --------------------
                                       Vice President - Office of the Chairman
                                       and Corporate Secretary

Date:   August 10, 1999
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